UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

K2M GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transaction applies:
(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set              forth the amount on which the filing fee is calculated and state how it was determined):
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which     the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

K2M GROUP HOLDINGS, INC.
600 HOPE PARKWAY SE
LEESBURG, VIRGINIA 20175
April 28, 2016
Dear K2M Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of K2M Group Holdings, Inc. to be held on June 14, 2016, beginning at 8:00 A.M. Eastern local time, at Lansdowne Resort located at 44050 Woodridge Parkway, Leesburg, VA 20176. Proxy materials, which include a Notice of the Internet Availability of Proxy Materials, proxy statement and proxy card, are enclosed with this letter. The enclosed proxy statement is first being mailed to stockholders of K2M Group Holdings, Inc. on or about April 28, 2016. We have also enclosed our 2015 Annual Report.

At the Annual Meeting, you will be asked to consider and vote:

(1)
To elect as Class II directors to hold office until the 2019 Annual Meeting of Stockholders, the following nominees recommended by the Board of Directors: Mr. Brett Brodnax, Dr. John Kostuik and Mr. Sean Traynor;

(2)	To approve the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan; and

(3)	To conduct any other business properly brought before the meeting.

Our Board of Directors unanimously recommends that you (i) approve the election of the individuals nominated to serve as Class II directors; and (ii) approve the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan.

Your vote is important to us and our business. Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope or to vote by Internet or telephone pursuant to the instructions set forth in the enclosed proxy statement. If you would like to attend the Annual Meeting and your stock is not registered in your own name, please ask the broker, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

We appreciate your continued support of K2M Group Holdings, Inc. and look forward to either greeting you personally at the meeting or receiving your proxy.
Sincerely,
Eric D. Major
President and Chief Executive Officer

K2M Group Holdings, Inc.
600 Hope Parkway SE
Leesburg, Virginia 20175
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Meeting of Stockholders of K2M Group Holdings, Inc. will be held at 8:00 A.M. Eastern local time on June 14, 2016, at Lansdowne Resort located at 44050 Woodridge Parkway, Leesburg, VA 20176 for the following purposes:

(1)
To elect as Class II directors to hold office until the 2019 Annual Meeting of Stockholders, the following nominees recommended by the Board of Directors: Mr. Brett Brodnax, Dr. John Kostuik and Mr. Sean Traynor;

(2)	To approve the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan; and

(3)	To conduct any other business properly brought before the meeting.

Only stockholders of record at the close of business on April 18, 2016 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of such stockholders will be open to examination, during regular business hours, by any stockholders for at least ten days prior to the Annual Meeting at our offices at 600 Hope Parkway SE, Leesburg, Virginia 20175. Stockholders holding at least a majority of the outstanding shares of our common stock are required to be present or represented by proxy at the Annual Meeting to constitute a quorum.

YOUR VOTE IS IMPORTANT
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, you are requested to read the enclosed proxy statement and to vote by mail by marking, signing, dating and returning the accompanying proxy as soon as possible or by Internet or telephone pursuant to the instructions set forth in the proxy statement. If you do attend the meeting and prefer to vote in person, you may do so.

If you hold your shares in “street name,” your broker, bank or other nominee cannot vote your shares on your behalf with respect to the election of the nominee for director until it receives your voting instructions. If you do not provide voting instructions over the Internet, by telephone or by returning a voting instruction form, your shares will not be voted with respect to those matters, if your shares are held by a broker your broker may not vote your shares without instruction on Proposal 1 or 2. If you would like to attend the Annual Meeting and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

By Order of the Board of Directors,
Luke Miller
Senior Vice President, General Counsel & Secretary
K2M Group Holdings, Inc.
April 28, 2016
Leesburg, Virginia

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on June 14, 2016.
The proxy statement and annual report to stockholders are available at www.proxyvote.com.

Proxy Statement for the
2016 Annual Meeting of Stockholders of
K2M Group Holdings, Inc.
To Be Held on June 14, 2016

K2M Group Holdings, Inc.
600 Hope Parkway SE
Leesburg, Virginia 20175

PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2016

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
This proxy statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by our Board of Directors for use at the 2016 Annual Meeting of Stockholders to be held on June 14, 2016, and any adjournments or postponements thereof. The Annual Meeting will be held at Lansdowne Resort located at 44050 Woodridge Parkway, Leesburg, Virginia 20176 on June 14, 2016 at 8:00 A.M. Eastern local time.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You are encouraged to read this entire proxy statement carefully before deciding how to vote.
Unless otherwise indicated, the terms “Company,” “K2M,” “we,” “our,” and “us” are used in this proxy statement to refer to K2M Group Holdings, Inc. together with its subsidiaries. The terms “Board” and “Board of Directors” refer to our Board of Directors. Welsh, Carson, Anderson & Stowe XI, L.P. and certain of its affiliated funds are herein referred to as “WCAS.”
What is a proxy statement and what is a proxy?
A proxy statement is a document that Securities and Exchange Commission (the “SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. This other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Luke Miller, our Senior Vice President, General Counsel & Secretary, and Gregory S. Cole, our Chief Financial Officer, as proxies or proxy holders for the Annual Meeting.
What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?
SEC rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to stockholders. Most stockholders have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.
If you want a paper copy of the proxy materials for the Annual Meeting and for all future meetings, please follow the instructions in the Notice for requesting such materials. The electronic delivery option lowers costs and reduces the environmental impact of printing and distributing the materials.
How can I access the proxy materials over the Internet?
You may view and also download our proxy materials, including our 2015 Annual Report on Form 10-K, at www.proxyvote.com. Please see the instructions below regarding how to submit your vote.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 41,485,126 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate their votes in the election of directors.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the

Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted if you later decide not to attend the meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank (“Street Name”)
If, on the Record Date, your shares were held in an account at a broker, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a “legal” proxy through your broker or other agent. If you request a printed copy of the proxy materials by mail, your broker or other agent should provide a voting instruction card for you to use.
What am I being asked to vote on?
There are two proposals scheduled to be voted on at the meeting:

•	Election of Mr. Brett Brodnax, Dr. John Kostuik, and Mr. Sean Traynor, as Class II directors to hold office for a three-year term; and

•	Approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan.
How does the Board recommend that I vote?
The Board of Directors unanimously recommends that all stockholders vote:

•	FOR the election of Mr. Brett Brodnax, Dr. John Kostuik, and Mr. Sean Traynor as Class II directors to hold office for a three-year term; and

•	FOR the approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan
What if another matter is properly brought before the meeting?
We will consider other business that properly comes before the meeting in accordance with Delaware law and our Amended and Restated Bylaws (the “Bylaws”). As of the date of this Proxy Statement, the Board did not know of any other matters to be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How are votes counted?
With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention. Votes that are withheld will not have any effect on the outcome of the election of directors. Broker non-votes will have no effect on the outcome of Proposal No. 1.
You may also vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan (Proposal No. 2). For Proposal No. 2, abstentions will have the effect of a vote “against” the proposal.
If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee listed herein, and “FOR” the other proposal as recommended by the Board and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.
How do I vote?
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, over the Internet, by telephone or by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted in accordance with your wishes should you later decide not to attend the meeting. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and you will receive a ballot when you arrive.

•
If you received printed proxy materials, you may submit your proxy by completing, signing and dating the proxy card and returning it promptly in the envelope provided. Mailed proxy cards must be received no later than June 13, 2016 to be counted. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To submit your proxy by telephone or the Internet, please follow the instructions provided on the proxy card. Your vote must be received by 11:59 P.M., Eastern time on June 13, 2016 to be counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank (“Street Name”)
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization. Simply follow the voting instructions in those materials to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a “legal” proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
What do I need to do to attend the Annual Meeting?
If you are a registered stockholder on the Record Date, you are invited to attend the Annual Meeting. If you would like to attend the Annual Meeting and your shares are held in “street name,” please ask the broker, bank or other nominee that holds the stock to provide you with evidence of your stock ownership. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.
How many votes do I have?
On each matter to be voted upon, each stockholder will have one vote for each share of common stock owned by that stockholder as of the Record Date for the 2016 Annual Meeting of Stockholders.
Who will count the vote?
Representatives of Broadridge will tabulate the votes, and representatives of K2M will act as inspectors of election.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by Internet, telephone, completing your proxy card or in person at the Annual Meeting, your shares will not be voted and your shares will not be counted as “present” for purposes of determining whether a quorum is present at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank (“Street Name”)
If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
Under the rules and interpretations of NASDAQ, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and certain corporate governance proposals, even if supported by management. Proposal 1 and Proposal 2 are “non-routine” matters under NASDAQ rules. Accordingly, your broker or nominee may not vote your shares on Proposal 1 or Proposal 2 without your instructions.

What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine” by NASDAQ rules and regulations. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NASDAQ, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors (even if not contested). Proposal 1 and Proposal 2 are “non-routine” matters under NASDAQ rules.
How many votes are needed to approve each proposal?

•
For Proposal No. 1, the election of directors, the nominees receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Votes may be cast in favor of or withheld with respect to the director nominee. Broker non-votes will have no effect on the election of directors.

•
To be approved, Proposal No. 2, the approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan, must receive the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote cast “against” the proposal. Broker non-votes will have no effect on the outcome of Proposal No. 2.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of our common stock entitled to vote are present at the Annual Meeting, either in person or by proxy. On the Record Date, there were 41,485,126 shares of common stock outstanding and entitled to vote. Abstentions and withheld votes are counted for determining whether a quorum is present. If there is no quorum, the chairperson or the holders of a majority of shares present in person or represented by proxy and entitled to vote may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, although we will reimburse them for their reasonable out-of-pocket expenses. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. You should complete each of the proxy cards to ensure that all of your shares are voted.
You may consider registering all of your brokerage accounts in the same name and address for better service. If you wish to do so, you should contact your broker, bank or nominee for more information. Our stock transfer agent is Wells Fargo Bank, N.A., Shareowner Services and can be contacted at 1-800-468-9716.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before it is exercised. If you voted by Internet, telephone or mail and are a shareholder of record, you may change your vote and revoke your proxy by:

•	delivering written notice of revocation to Luke Miller, Senior Vice President, General Counsel & Secretary, provided such statement is received no later than June 13, 2016;

•	voting again by Internet or telephone at a later time but before 11:59 P.M. Eastern Time on June 13, 2016;

•	submitting a properly signed proxy card with a later date that is received no later than June 13, 2016; or

•	attending the 2016 Annual Meeting, revoking your proxy and voting in person.
If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the 2016 Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares. Please note that attendance at the 2016 Annual Meeting will not by itself revoke a proxy.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a‑8, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by December 29, 2016 to our Senior Vice President, General Counsel & Secretary at 600 Hope Parkway SE, Leesburg, Virginia 20175, and must comply with all applicable requirements of Rule 14a‑8.
Our Bylaws provide that nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Company’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any authorized committee thereof or (c) by any stockholder of the Company who is entitled to vote at the meeting, who has complied with the notice procedures set forth in the Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company. To be timely for our 2016 Annual Meeting of Stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 14, 2017; and

•	not later than the close of business on March 16, 2017.
Whom should I contact if I have additional questions or would like additional copies of the proxy materials?
If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions, including the procedures for voting your shares, you should refer to the instructions on the Notice, or you can request materials at www.proxyvote.com.
JOBS Act Explanatory Note
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2018; (ii) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the last day of the first fiscal year in which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL 1
ELECTION OF DIRECTORS
Composition of Our Board of Directors
Our Board of Directors currently consists of nine members. In accordance with our Amended and Restated Certificate of Incorporation and our Bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with each class containing, as nearly as possible, one-third of the total number of directors serving staggered three-year terms. Directors in a particular class are elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. The classification of our Board of Directors may have the effect of delaying or preventing changes in our management or a change in control of our company.
The authorized number of directors may be changed only by our Board of Directors. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, serves for the remainder of the full term of that class or until the director’s successor is duly elected and qualified. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Our Amended Restated Certificate of Incorporation provides that directors may be removed with or without cause upon the affirmative vote of a majority in voting power of all outstanding shares of stock entitled to vote thereon, voting together as a single class; provided, however, at any time when WCAS and its affiliates beneficially own, in the aggregate, less than 50 percent in voting power of the stock of the Company entitled to vote generally in the election of directors, directors may only be removed for cause, and only by the affirmative vote of holders of at least 66 2/3 percent in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, WCAS and its affiliates beneficially on, in aggregate, less than 50 percent in voting power of the stock of the Company entitled to vote generally in the election of directors.
The following table sets forth the names and certain other information for the nominees for election as directors and for each of the continuing members of the Board of Directors as of the date of this proxy statement. Key biographical information for each of these individuals is set forth below.

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for which Nominated
Daniel Pelak(1)(3)(4)	III	64	Chairman of the Board	2010	2017	N/A
Eric D. Major	I	46	President, CEO and Director	2004	2018	N/A
John P. Kostuik, M.D.(1)	II	78	Chief Medical Officer and Director	2004	2016	2019
Paul Queally(3)(4)	I	52	Director	2010	2018	N/A
Raymond A. Ranelli(2)	I	68	Director	2011	2018	N/A
Sean Traynor	II	47	Director	2010	2016	2019
Brett P. Brodnax(1)	II	51	Director	2011	2016	2019
Carlos A. Ferrer(1)(2)	III	62	Director	2010	2017	N/A
Michael A. Turpin(2)	III	54	Director	2015	2017	N/A
_____________________
(1)    Member of our Compliance Committee.
(2)    Member of our Audit Committee.
(3)    Member of our Compensation Committee.
(4) Member of our Nominating and Corporate Governance Committee.

Class II Director Nominees
Brett P. Brodnax, 51, has served as a member of our Board of Directors since September 2011. Mr. Brodnax is the President and Chief Development Officer of United Surgical Partners International or USPI. Before joining USPI in 1999, he was an executive with the Baylor Health Care System in Dallas, where he gained extensive experience creating physician and hospital partnerships and developing surgical facilities. Mr. Brodnax holds a B.S. and M.S. in Industrial Engineering from Texas A&M University and an M.B.A. from the University of Texas at Dallas. Mr. Brodnax has served on a number of boards, including the board of Ameripath, Inc. Mr. Brodnax was selected to serve as a director because of his experience as an executive in the healthcare industry and as a director on the boards of a number of other healthcare companies.
John P. Kostuik, M.D., 78, is a co-founder of the Company and has served as Chief Medical Officer and a member of our Board of Directors since January 2004. In addition, he served as the Chairman of our Board of Directors from 2004 to 2009. Dr. Kostuik was a recognized leader in orthopedic surgery for over 40 years. From 1991 to 2003, he served as the Chief of Spine Surgery at Johns Hopkins School of Medicine and he is generally recognized as a leading teacher, surgeon and authority on spinal disorders. Dr. Kostuik is a founder, member and past president of the North American Spine Society. He is a past president of the Scoliosis Research Society and an Honorary Fellow of the Belgium and Japanese Orthopaedic Societies. Dr. Kostuik has published more than 150 scientific articles, lectured in 38 countries and taught 150 fellows from ten countries. Dr. Kostuik holds an undergraduate degree and an M.D. from Queen’s University in Kingston, Ontario, completed post-graduate surgical training at the University of Toronto and is a Fellow of the Royal College of Surgeons of Canada in Orthopedics. Dr. Kostuik was selected to serve as a director because of his valuable perspective and experience as Chief Medical Officer and a co-founder of the Company and as a former academic surgeon, as well as his leadership and reputation within the global spine surgery community, medical expertise and industry knowledge.
Sean M. Traynor, 47, has served as a member of our Board of Directors since 2010. Mr. Traynor currently serves as a member on the board of directors of Universal American Financial Corporation, National Dentex, NaviHealth and Oxford Financial. Mr. Traynor also serves on the compensation committee for Universal American Financial Corporation and National Dentex. Since 1999, Mr. Traynor has been an investment professional at WCAS, and is currently a general partner, where he focuses on investments in the healthcare industry. Prior to joining WCAS, Mr. Traynor worked from 1996 to 1999 in the healthcare and financial services investment banking groups at BT Alex Brown. From 1991 to 1994 Mr. Traynor served as an associate and senior associate with Coopers & Lybrand LLP (now PwC). Mr. Traynor holds a B.S. from Villanova University and an M.B.A. with distinction from the Wharton School of Business. Mr. Traynor was selected to serve as a director because of his affiliation with WCAS, his significant experience working with companies controlled by private equity sponsors, particularly in the healthcare industry, his experience with healthcare investing and his extensive financial background.
Class I Directors
Eric D. Major, 46, has served as President, Chief Executive Officer and a member of our Board of Directors since January 2004, and is a co-founder of the Company. Mr. Major previously co-founded and served as the President and Chief Executive Officer of American OsteoMedix Corp., or AOM, a minimally invasive spinal device company that was acquired by Interpore Cross International in 2001. Following the sale of AOM, Mr. Major served as President of the Minimally Invasive Division for Interpore Cross International (now a Zimmer/Biomet company) until 2002. Prior to co-founding AOM, Mr. Major served in several sales/marketing, strategic and product development capacities with various spinal companies including Acromed Spine Inc. (now a Johnson & Johnson company) and Synthes Spine, Inc.
Mr. Major has over 20 years of experience in the spine industry and was the 2010 recipient of the Entrepreneur of the Year Award for Emerging Technologies in the Greater Washington, D.C. region. Mr. Major is a member of the AdvaMed CEO Advisory Council and serves on the board of directors of the Medical Device Manufacturers Association. Mr. Major is also active in the local community, serving on the Loudon Small Business Development Center Board of Directors, as well as the Board of Trustees for the Westmoreland Davis Memorial Foundation, Inc., a local historic preservation organization. Mr. Major holds a B.S. from James Madison University and is a member of the JMU College of Business Executive Advisory Council. Mr. Major was selected to serve as a director because of his valuable perspective and experience as President, Chief Executive Officer and co-founder of the Company, as well as his leadership skills, industry expertise and knowledge and dedication to our mission.
Paul B. Queally, 52, has served as a member of our Board of Directors since 2010 and is Chairman of our Compensation Committee, and a member of our Nominating and Corporate Governance Committee. Mr. Queally is Co-President of WCAS and a member of its Executive Committee and Management Committee, with a focus on investments in the healthcare industry. Prior to joining WCAS in 1996, Mr. Queally was a general partner at the Sprout Group, which was the private equity arm of Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Queally is a board member of USPI and Aptuit, Inc. Mr. Queally also serves as Chairman of the compensation committee of USPI. Mr. Queally holds a B.A. from the University of Richmond, where he is a member of the Board of Trustees, and an M.B.A. from Columbia University. Mr. Queally was selected to serve as a director because of his affiliation with WCAS, his significant experience working with companies controlled by private equity sponsors, particularly in the healthcare industry, his experience with healthcare investing and his extensive financial background.
Raymond A. Ranelli, 68, has served as a member of our Board of Directors since 2011 and is Chairman of our Audit Committee. Mr. Ranelli retired from PricewaterhouseCoopers, or PwC, in 2003 where he was a partner for over 21 years. Mr. Ranelli held several positions at PwC including Audit Partner, Transaction Services Partner, Managing Partner of the Washington D.C. Regional Offices and Vice Chairman and Global Leader of the Financial Advisory Services practice with operations in 20 countries. Mr. Ranelli has served as chairman on several audit committees, both public and private, and currently serves on the audit committee and compliance committee of Syniverse, Inc. Mr. Ranelli has held executive positions in several charitable and community organizations and has received Lifetime Achievement Awards from the Leukemia and the National Kidney Associations. Mr. Ranelli holds a B.S. in accounting from Virginia Commonwealth University. Mr. Ranelli was selected to serve as a director because of his financial and accounting skills and expertise, as well as, his experience as a director of several private and public companies.
Class III Directors
Carlos A. Ferrer, 62, has served as a member of our Board of Directors since September 2010. Mr. Ferrer is a partner at Peloton Equity and Ferrer Freeman & Company, LLC, or FFC, of which he is also a founding member. Prior to co-founding FFC in 1995, Mr. Ferrer was a Managing Director at Credit Suisse First Boston from 1989 through 1995, where he was responsible for the firm’s investment banking activities in the healthcare industry. He has served on the board of directors of many FFC portfolio companies and currently participates as director on the boards of AgaMatrix, Inc., Arcadia Solutions, Health Plan One, and Medical Depot, Inc. He graduated from Princeton University in 1976. Mr. Ferrer was selected to serve as a director because of his affiliation with FFC, his experience with healthcare investing and his extensive financial background.
Daniel A. Pelak, 64, has served as Chairman of the Board since 2010 and is also Chairman of the Compliance Committee and a member of our Nominating and Corporate Governance Committee. Mr. Pelak has over 30 years of experience as a senior executive in the medical technology industry. He has served as a Senior Industry Executive with WCAS focusing on healthcare investments since November 2008. He was previously the Chief Executive Officer of Inner Pulse, a privately held medical device company, from September 2005 to July 2008. Before joining InnerPulse, he was the Chief Executive Officer of Closure Medical Corporation, a publicly traded global leader in the development and manufacture of biomaterial-based medical adhesives, from 2002 until its acquisition by Johnson & Johnson in 2005. He began his industry career at Medtronic, Inc., or Medtronic, where he was employed from 1976 to 2002. His executive assignments at Medtronic included Vice President of U.S. Marketing, and later in his career, the worldwide responsibility for three different operating divisions as the Vice President and General Manager. Mr. Pelak is also serves on the board of directors of the Spectranetics Corporation, Vertos Medical, Inc. and Mardil, Inc. Mr. Pelak holds a B.S. from the Pennsylvania State University. Mr. Pelak was selected to serve as a director because of his affiliation with WCAS, his experience as an executive in the healthcare industry, his significant experience working with companies controlled by private equity sponsors, particularly in the healthcare industry, his experience with healthcare investing and his extensive financial background.
Michael A. Turpin, 54, has served on our Board of Directors since 2015 and is also a member of our Audit Committee.  Mr. Turpin is the Executive Vice President, Employee Benefits for USI Insurance Services, a US-based employee benefits and risk management brokerage and consulting company.  Prior to joining USI Insurance Services in 2008, Mr. Turpin was the Northeast Regional CEO and U.S. President of Key Accounts at United Healthcare, as well as a Worldwide Partner/Managing Director with Marsh & McLennan.  Mr. Turpin holds a B.A. from Claremont McKenna College. Mr. Turpin was selected to serve as a director because of his experience as an executive in the healthcare industry and his employee benefits, healthcare insurance and consulting knowledge.
Vote Required and Board Recommendation
Nominees to serve as Class I directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.
The directors elected at the Annual Meeting will hold office until the 2019 annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this proxy statement, as filed with the SEC, intend to vote the proxies held by them for the election of Mr. Brodnax, Dr. Kostuik and Mr. Traynor, to serve as Class II Directors. The proxies cannot be voted for more than three candidates for director. The Board of Directors knows of no reason why these nominees should be unable or unwilling to serve, but if that should be the case, proxies received will be voted for the election of such other persons, if any, as the Board of

Directors may designate. If you hold your shares in street name and you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter.
Our Board of Directors recommends that you vote “FOR” the election of Mr. Brodnax, Dr. Kostuik and Mr. Traynor to serve as Class II Directors.

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Independence
We completed our initial public offering (“IPO”) in May 2014, and our common stock trades on the NASDAQ Global Select Market (“NASDAQ”). Under NASDAQ rules, independent directors must comprise a majority of a listed company’s Board of Directors. Audit Committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 promulgated under the Exchange Act. Under NASDAQ rules, a director will qualify as an “independent director” only if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Director Independence
Our Board of Directors has undertaken a review of its composition and that of its committees, as well as, the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Messrs. Brodnax, Ferrer, Pelak, Queally, Ranelli, Traynor and Turpin are “independent” in accordance with the rules of NASDAQ and under the Exchange Act.
Board Leadership Structure
Board Composition
Our Board of Directors consists of nine members. In accordance with our certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•	The Class I directors are Messrs. Major, Queally, and Ranelli, and their terms will expire at the annual meeting of stockholders to be held in 2018;

•	The Class II directors are Mr. Brodnax, Dr. Kostuik, and Mr. Traynor, and their terms will expire at the annual meeting of stockholders to be held in 2016; and

•	The Class III directors are Messrs. Ferrer, Pelak, and Turpin, and their terms will expire at the annual meeting of stockholders to be held in 2017.

We expect that additional directorships, if any, resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Committees of our Board of Directors
The standing committees of our Board of Directors consist of an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Compliance Committee.
Our President and Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Compliance Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our Board of Directors provides appropriate risk oversight of our activities.

Audit Committee
We have an Audit Committee, consisting of Mr. Ranelli, who serves as the Chair, and Messrs. Ferrer and Turpin. Messrs. Ranelli, Ferrer and Turpin qualify as independent directors under NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board of Directors has determined that Mr. Ranelli qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.
The purpose of the Audit Committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our Board of Directors in overseeing and monitoring (1) the quality and integrity of our financial statements (including the effectiveness of internal control over financial reporting), (2) our compliance with legal and regulatory requirements and (3) our independent registered public accounting firm’s qualifications, performance and independence.
Our Board of Directors has adopted a written charter for the Audit Committee, which may be found at www.k2m.com under Investor Relations: Corporate Governance.
Nominating and Corporate Governance Committee
We have a Nominating and Corporate Governance Committee, which consists of Messrs. Pelak and Queally. Our Nominating and Corporate Governance Committee was formed in March 2015. Prior to its formation, the Board was responsible for nominating directors and overseeing the Company's corporate governance policies.
The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found at www.k2m.com under Investor Relations: Corporate Governance, and include the following:

•	establishing the criteria for the selection of new directors;

•	identifying and recommending to the Board individuals to be nominated as directors;

•	evaluating candidates for nomination to the Board, including those recommended by stockholders;

•	conducting all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates;

•	considering questions of independence and possible conflicts of interest of members of the Board and executive officers;

•	reviewing and recommending the composition and size of the Board;

•	overseeing the annual evaluation of the Board and management;

•	recommending the members of the Board to serve on the committees of the Board and, where appropriate, recommending the removal of any member of any of the committees; and

•	periodically reviewing the charter, composition and performance of each committee of the Board and recommending to the Board the creation or elimination of committees.
Compensation Committee
We have a Compensation Committee, consisting of Mr. Queally, who serves as the Chair, and Mr. Pelak. The purpose of the Compensation Committee is to assist our Board of Directors in discharging its responsibilities relating to:

•	setting our compensation program and compensation of our executive officers and directors; and

•	monitoring our incentive and equity-based compensation plans.
The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found on our website at www.k2m.com under Investor Relations: Corporate Governance.
The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to any non-Section 16 officer of the Company under our incentive compensation or other equity-based plans, subject to compliance with the plan and the laws of our state of jurisdiction. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors.

The Compensation Committee has engaged Exequity to provide compensation consulting to the Committee. Exequity provides the Compensation Committee with customized information and advice related to cash and equity compensation for the Board of Directors and Section 16 executive officers. These services include, but are not limited to: establishment of peer companies for benchmarking, pay analysis, equity comparisons, pay trends, analysis and recommendations on compensation changes. Exequity reviews the peer benchmarking group annually and may make recommendations for replacement where a company has been acquired or merged. Exequity also periodically reviews director compensation.
Our Board of Directors has determined that Messrs. Queally and Pelak qualify as independent members of the Compensation Committee under the applicable NASDAQ Listing Rules, our Corporate Governance Guidelines and our Compensation Committee Charter.
Compliance Committee
We have a Compliance Committee, consisting of Mr. Pelak, who serves as the Chair, Mr. Brodnax, Mr. Ferrer and Dr. Kostuik. The purpose of our Compliance Committee is to assist our Board of Directors in discharging its responsibilities relating to legal and regulatory compliance (excluding matters of financial compliance, which are subject to the oversight of the Audit Committee).
Our Board of Directors has adopted a written charter for the Compliance Committee, which may be found at on our website at www.k2m.com under Investor Relations: Corporate Governance. Information contained in, or accessible through, our website is not a part of this proxy statement.
Meetings of the Board of Directors and its Committees
During the fiscal year ended December 31, 2015, our Board of Directors held seven meetings. Our Audit Committee met eight times, our Compensation Committee met six times, our Compliance Committee met four times and our Nominating and Governance Committee met one time. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such member served.
The Board of Directors does not have a formal policy regarding the attendance of directors at meetings of stockholders, but it encourages directors to attend each meeting of stockholders. Four of our directors attended our Annual Meeting of Stockholders in 2015.
Role of the Board in Risk Oversight
Risk is inherent in our business, and we face strategic, financial, business, operational, legal, reputational and other risks. Our Board of Directors is responsible for overseeing the overall risk management process at our Company. The responsibility for managing risk rests with executive management while the Board of Directors and its committees as a whole participate in the oversight process. The Board of Director’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance and financial reporting and internal controls. The Board of Directors considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.
Director Nominations
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates to be nominated for election to the Board and selecting the director nominees for all directorships to be filled by the Board or by the stockholders at an annual or special meeting. The Nominating and Corporate Governance Committee will conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. It is expected that the Board will consider (a) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and (b) all other factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. The Nominating and Corporate Governance Committee monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the Company’s Bylaws, whose qualifications the Board will consider.
The Nominating and Corporate Governance Committee will also consider the current size and composition of the Board of Directors, the needs of the Board of Directors, its committees and the potential independence of director candidates under relevant NASDAQ and SEC rules.
Although the Board of Directors does not maintain a specific policy with respect to board diversity, the Board considers each candidate in the context of the membership of the Board as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board reflecting differences in professional background, education, skill and other individual qualities and attributes.
The Board of Directors will consider properly submitted stockholder recommendations for candidates for our Board. The Board does not intend to alter the manner in which it evaluates candidates, including the criteria described above, based on whether or not the candidate was recommended by a stockholder.
Any stockholder recommendations proposed for consideration by the Board should be in writing and delivered to K2M Group Holdings, Inc., Attn: Senior Vice President, General Counsel & Secretary 600 Hope Parkway SE, Leesburg, VA 20175. Submissions must include the following information, among other information described more specifically in our Bylaws:

•	the full name and address of the stockholder;

•	the number and class of our shares beneficially owned, directly or indirectly, by the stockholder;

•	all information regarding the proposed nominee required to be disclosed in a proxy statement pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and

•
a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Company between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing.

All proposals of stockholders that are intended to be presented by such stockholder at the annual meeting of stockholders must be received by us no later than the deadline specified in our Bylaws.
The above description of the procedure required for a stockholder to propose nominees to our Board of Directors is a summary only, and stockholders wishing to propose a nominee to our Board are advised to review our Bylaws in detail, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. Please also see “Questions and Answers about the Annual Meeting and Voting -- When are stockholder proposals and director nominations due for next year’s annual meeting?”
Compensation Committee Interlocks and Insider Participation
Presently, our Compensation Committee makes all decisions about our executive compensation. Mr. Major and Dr. Kostuik do not participate in the Board of Directors’ discussions regarding their own compensation. None of our executive officers currently serves, or has served during the last year, as a member of a Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee. We are parties to certain transactions with WCAS and certain of our directors described in the section of this proxy statement entitled “Certain Relationships and Related Party Transactions.”
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. Our Code of Conduct is available on our website at www.investors.k2m.com under Investor Relations: Corporate Governance. Our Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Any person may obtain a copy of the Code of Conduct without charge by making a written request to: Senior Vice President, General Counsel & Secretary, K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, Virginia 20175. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website.

Corporate Governance Guidelines
Our Board of Directors has adopted Amended and Restated Corporate Governance Guidelines intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board follows with respect to Board composition and selection, Board meetings, responsibilities of directors and Chief Executive Officer evaluation and succession planning, Board self-evaluation and Board committees and compensation. The Amended and Restated Corporate Governance Guidelines also include regular meetings of non-management directors in executive sessions without the presence of management. Our Amended and Restated Corporate Governance Guidelines may be found on our website at www.k2m.com under Investor Relations: Corporate Governance. The Board will review these guidelines as it deems necessary and appropriate.

Independent Auditors
Our Audit Committee routinely reviews our independent auditors and has determined that 2016 is an appropriate time to review its selection of our independent auditors. We have therefore submitted a request for proposal to several independent registered public accounting firms, including our current audit firm, Ernst & Young LLP. The request for proposal asks that these firms submit proposals to serve as our independent registered public accounting firm for the remainder of fiscal year ending December 31, 2016. After receiving and reviewing these proposals, the Audit Committee will select and appoint an independent auditor for the remainder of the year ending December 31, 2016. Based on this process, the Company is not submitting the reappointment of Ernst & Young LLP for ratification at the Annual Meeting. While not required to do so, the Company's practice since its IPO has been to submit the selection of the independent auditor for ratification in order to ascertain the views of our shareholders, and we fully expect to resume this practice in 2017. We also expect that representatives from the firm selected by the Board to serve as our independent registered public accounting firm for the remainder of 2016 will be present at the annual meeting and that they will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
Fees Paid to Our Independent Registered Public Accounting Firm
The aggregate fees for professional services rendered by our principal accountants, Ernst & Young LLP, for the years ended December 31, 2015 and 2014 were:

	Year Ended December 31,
	2015	2014
	(in thousands)
Audit Fees (1)	$1,544	$1,700
Audit-Related Fees (2)	—	153
Tax Fees (3)	143	136
All Other Fees (4)	3	3
Total	$1,690	$1,992

(1)
“Audit Fees” consist of professional services rendered in connection with the audit of our annual financial statements, including audited financial statements presented in our annual report on Form 10-K, review of our quarterly financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for 2015 also consisted of professional services rendered in connection with our additional offerings of common stock completed in February and July of 2015, including the delivery of comfort letters, consents and review of documents filed with the SEC.

(2)
“Audit-Related Fees” consist of fees for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under “Audit Fees.”

(3)	“Tax Fees” include the aggregate fees billed in each such year for professional services rendered by the independent auditors for tax compliance and the preparation of tax returns and refund requests.

(4)
All Other Fees include the aggregate fees billed in each such fiscal year for products and services by the independent auditors that are not reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included under the heading “Information About Our Board of Directors Information and Corporate Governance--Board Leadership Structure” in this proxy statement. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:

Raymond A. Ranelli, Chair
Carlos A. Ferrer
Michael A. Turpin

PROPOSAL 2

APPROVAL OF K2M GROUP HOLDINGS, INC.
2016 OMNIBUS INCENTIVE PLAN
Shareholders are being asked to consider and approve the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan ( the “2016 Omnibus Incentive Plan”). The 2016 Omnibus Incentive Plan, if approved, will permit the Company to continue making equity-based and other incentive awards to its approximately 500 employees, seven non-employee directors and approximately 10 consultants in a manner intended to properly incentivize such individuals by aligning their interest with the interests of the Company’s shareholders. Since its initial public offering, the Company has been granting equity-based incentive awards under the 2014 Omnibus Incentive Plan (the “Existing Plan”), however, the Company presently has insufficient shares remaining under the Existing Plan for future grants at a level that would be commensurate with the Company’s past practices and performance. When the Existing Plan was approved in 2014, the Company had reserved 1,650,289 shares for issuance of awards under the Existing Plan. As of April 18, 2016, the record date for the 2016 Annual Meeting, approximately 340,638 shares remained available for future grants of awards under the Existing Plan. If approved by shareholders at our 2016 Annual Meeting, the proposed 2016 Omnibus Incentive Plan would make 2,000,000 shares available for future grant under the 2016 Omnibus Incentive Plan. In addition, as of the date of our annual shareholders meeting in 2018, (1) the number of shares of common stock then available for awards under our Existing Plan, if any, and (2) the number of shares of common stock underlying any award granted under the Existing Plan that expires, terminates, is canceled or forfeited or would otherwise result in the ability to return shares to the plan reserve under the terms of our Existing Plan on or after the date of our annual shareholders meeting in 2018, would be added to the number of shares available for future grant under the 2016 Omnibus Incentive Plan. We are asking shareholders to approve the future grant of shares under the the 2016 Omnibus Incentive Plan rather than an increase in the shares available for grant under the Existing Plan in order to preserve the favorable tax treatment available for grants under the Existing Plan pursuant to the transition period for newly public companies under Section 162(m) of the Internal Revenue Code (the "Code"). This transition period will expire on the date of our annual shareholders meeting in 2018. We currently expect to terminate our Existing Plan as of the date of our annual shareholders meeting in 2018 and make any awards on or after that date pursuant to the 2016 Omnibus Incentive Plan.
We expect that if the 2016 Omnibus Incentive Plan is approved by our shareholders, the aggregate amount of shares available for grant under the 2016 Omnibus Incentive Plan and our Existing Plan should be sufficient to allow us to make equity-based awards in amounts we believe are necessary to attract, motivate and retain talented and experienced individuals for the next three years. No awards or contingent awards have been or will be granted under the 2016 Omnibus Incentive Plan prior to obtaining shareholder approval for the 2016 Omnibus Incentive Plan. Accordingly, the new benefits or amounts that will be received by or allocated to the participants under the 2016 Omnibus Incentive Plan are currently undeterminable.
The principal purpose of the proposed 2016 Omnibus Incentive Plan is to facilitate the ability to grant contemplated long-term performance awards to key employees, directors and consultants of the Company.  Equity-based awards have historically formed a significant portion of our total compensation in order to align key employees’ and directors’ interests with those of our shareholders. Our ability to make equity-based awards helps us attract, retain and motivate key employees and directors as well as foster long-term value-creation.
The Company’s Board of Directors has approved the adoption of the 2016 Omnibus Incentive Plan and, if the 2016 Omnibus Incentive Plan is approved by shareholders at the 2016 Annual Meeting, it will become immediately effective as of the date of the 2016 Annual Meeting. If shareholders do not approve the 2016 Omnibus Incentive Plan, the Existing Plan will continue to remain in effect according to its terms, and we may continue to make awards (subject to the authorized limit of 1,650,289 shares) under the Existing Plan.
 In reaching our conclusion as to the appropriateness of the seeking shareholder approval of the 2016 Omnibus Incentive Plan, we reviewed key metrics that are typically used to evaluate such proposals. One such metric many investors use is the rate at which a company uses its shareholder capital. The total number of shares issuable under awards we have granted under the Existing Plan, as a percentage of our annual weighted average common stock outstanding (commonly referred to as the “run rate”), has been on average 2% or 2.4% if awards other than stock options and stock appreciation rights (that are settled with the issuance of stock) are counted at a higher multiple consistent with the Institutional Shareholder Services' ("ISS") methodology ("burn rate") over the last two completed fiscal years, which is consistent with the mean burn rate of 3.06% for the applicable GICS group, 3510 Health Care Equipment & Services. As applicable for the award, this calculation is based on the amount of shares issuable at the actual level of performance under awards as of the dates they were earned. In addition to burn rate, many investors look at the economic effect of dilution. Assuming all 2,000,000 shares of common stock of the Company being requested to be reserved for issuance under the 2016 Omnibus Incentive Plan pursuant to this proposal were fully dilutive as of April 18, 2016, the simple dilutive effect based on the Company's common shares outstanding as of the Record Date would be approximately 4.8%.
 For a discussion of the 2016 Omnibus Incentive Plan, see “Material Features of the 2016 Omnibus Incentive Plan” below.  The 2016 Omnibus Incentive Plan is set forth in Appendix A hereto.
Our Board of Directors recommends that shareholders vote for the approval of the 2016 Omnibus Incentive Plan.
Material Features of the 2016 Omnibus Incentive Plan
The following is a brief summary of the material features of the 2016 Omnibus Incentive Plan. Because this is only a summary, it does not contain all the information about the 2016 Omnibus Incentive Plan that may be important to you and is qualified in its entirety by the full text of the 2016 Omnibus Incentive Plan as set forth in Appendix A hereto.
Purpose. The purpose of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan, or our 2016 Omnibus Incentive Plan, is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.
Administration. Our 2016 Omnibus Incentive Plan will be administered by the Compensation Committee of our Board of Directors or such other committee of our board of directors to which it has delegated power, or if no such committee or subcommittee thereof exists, the board of directors (as applicable, the “Committee”). The Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in our 2016 Omnibus Incentive Plan and any instrument or agreement relating to, or any award granted under, our 2016 Omnibus Incentive Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of our 2016 Omnibus Incentive Plan; adopt sub-plans; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of our 2016 Omnibus Incentive Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of our 2016 Omnibus Incentive Plan. Unless otherwise expressly provided in our 2016 Omnibus Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to our 2016 Omnibus Incentive Plan or any award or any award agreement granted pursuant to our 2016 Omnibus Incentive Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any holder or beneficiary of any award, and any of our stockholders.
Shares Subject to our 2016 Omnibus Incentive Plan. Our 2016 Omnibus Incentive Plan provides that the total number of shares of common stock that may be issued under our 2016 Omnibus Incentive Plan is 2,000,000 plus, from and after the first annual meeting of our stockholders in 2018, (1) the number of shares of common stock underlying any award granted under the Existing Plan, as amended, that expires, terminates, is canceled or forfeited or otherwise results in the ability to return shares to the plan reserve under the terms of our Existing Plan and (2) the number of shares available for awards under our Existing Plan. Of this amount, the maximum number of shares for which incentive stock options may be granted is 2,000,000; the maximum number of shares for which options or stock appreciation right may be granted to any individual participant during any single fiscal year is 500,000; the maximum number of shares for which performance compensation awards denominated in shares may be granted to any individual participant in respect of a single fiscal year is 500,000 (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates); the maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $750,000 in total value (and in the case of the chairman, $2,000,000 in total value ); and the maximum amount that may be paid to any individual for a single fiscal year under a performance compensation award denominated in cash is $5,000,000. Except for substitute awards (as described below), in the event any award terminates, lapses, or is settled without the issuance of the full number of shares subject to such award, including as a result of net set settlement of the award or as a result of the award being settled in cash, the unissued shares may be granted under our 2016 Omnibus Incentive Plan, unless the shares are surrendered after the termination of our 2016 Omnibus Incentive Plan, and only if stockholder approval is not required under the then-applicable rules of the exchange on which the shares of common stock are listed. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (referred to as “substitute awards”), and such substitute awards shall not be counted against the total number of shares that may be issued under our 2016 Omnibus Incentive Plan, except that substitute awards intended to qualify as “incentive stock options” shall count against the limit on incentive stock options described above. No award may be granted under our 2016 Omnibus Incentive Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.
Options. The Committee may grant non-qualified stock options and incentive stock options under our 2016 Omnibus Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with our 2016 Omnibus Incentive Plan; provided that all stock options granted under our 2016 Omnibus Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under our 2016 Omnibus Incentive Plan will be 10 years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of common stock is prohibited by our insider trading policy (or Company-imposed “blackout period”), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law (1) in cash or its equivalent at the time the stock option is exercised; (2) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased, provided that the shares have been held for at least six months (or such other period as established by the Committee to avoid adverse accounting treatment applying generally accepted accounting principles) and satisfy any other requirements that may be imposed by the Committee; or (3) by such other method as the Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the purchase price; (B) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased; or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the exercise price. Any fractional shares of common stock will be settled in cash.
Stock Appreciation Rights. The Committee may grant stock appreciation rights with terms and conditions determined by the Committee that are not inconsistent with our 2016 Omnibus Incentive Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of common stock, over (B) the strike price per share, times (2) the number of shares of common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).
Restricted Shares and Restricted Stock Units. The Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of common stock for each restricted stock unit, or, in its sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, subject to the other provisions of our 2016 Omnibus Incentive Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including without limitation the right to vote such restricted shares of common stock (except, that if the lapsing of restrictions with respect to such restricted shares of common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse).
Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant other equity-based awards or other cash-based awards under our 2016 Omnibus Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with our 2016 Omnibus Incentive Plan.
Performance Compensation Awards. The Committee may also designate any award as a “performance compensation award” intended to qualify as “performance-based compensation” under section 162(m) of the Code. The Committee also has the authority to make an award of a cash bonus to any participant and designate such award as a performance compensation award under our 2016 Omnibus Incentive Plan. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of our performance (and/or one or more affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and are limited to specific goals enumerated in our 2016 Omnibus Incentive Plan.

Effect of Certain Events on 2016 Omnibus Incentive Plan and Awards. In the event of (1) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of our shares of common stock or other securities, issuance of warrants or other rights to acquire our shares of common stock or other securities, or other similar corporate transaction or event that affects the shares of common stock (including, without limitation, a change in control, as defined in our 2016 Omnibus Incentive Plan), or (2) unusual or nonrecurring events affecting us, including changes in applicable rules, rulings, regulations or other requirements that the Committee determines in its sole discretion could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants, then the Committee must make any such proportionate substitution or adjustment, if any, in such manner as it may deem equitable to any or all of: (A) the share limits applicable under our 2016 Omnibus Incentive Plan with respect to the number of awards which may be granted thereunder; (B) the number of our shares of common stock or other securities which may be issued in respect of awards or with respect to which awards may be granted under our 2016 Omnibus Incentive Plan or any sub-plan and (C) the terms of any outstanding award, including, without limitation, (i) the number of shares of common stock or other securities subject to outstanding awards or to which outstanding awards relate; (ii) the exercise price or strike price with respect to any award; or (iii) any applicable performance measures.
In connection with a change in control, the Committee may, in its sole discretion, provide for any one or more of the following: (1) substitution or assumption of awards, acceleration of the vesting of, exercisability of, lapse of restrictions on, or termination of, awards or establishment of a period of time for participants to exercise outstanding awards subject to exercise prior to the occurrence of such event; (2) cancellation of any one or more outstanding awards and payment of such awards that are vested as of such cancellation (including, without limitation, any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of common stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the option or stock appreciation right over the aggregate exercise price or strike price thereof; and (3) subject to any limitations or reductions as necessary to comply with Section 409A of the Code, conversion or replacement of any award that is not vested as of the occurrence of such event into or with the right to receive a payment based on the value of the award which is subject to continued vesting on the same basis as the vesting requirements applicable to such converted or replaced award.
Nontransferability of Awards. An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfer to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.
Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue, or terminate our 2016 Omnibus Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination may be made without stockholder approval if (1) such approval is necessary to comply with any regulatory requirement applicable to our 2016 Omnibus Incentive Plan or for changes in GAAP to new accounting standards; (2) it would materially increase the number of securities which may be issued under our 2016 Omnibus Incentive Plan (except for adjustments in connection with certain corporate events); or (3) it would materially modify the requirements for participation in our 2016 Omnibus Incentive Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual’s consent.
The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected Participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any Participant with respect to such award; provided that without stockholder approval, except as otherwise permitted in our 2016 Omnibus Incentive Plan, (1) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right; (2) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right; and (3) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents. The Committee in its sole discretion may provide part of an award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee in its sole discretion; provided that no dividends or dividend equivalents shall be payable in respect of outstanding (1) options or stock appreciation rights or (2) unearned performance compensation awards or other unearned awards subject to performance conditions (other than or in addition to the passage of time) (although dividends or dividend equivalents may be accumulated in respect of unearned awards and paid within 15 days after such awards are earned and become payable or distributable).
Clawback/Repayment. All awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or similar policy adopted by our Board or the Committee and as in effect from time to time and (2) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to us.
Detrimental Activity. If a participant has engaged in detrimental activity, as defined in our 2016 Omnibus Incentive Plan, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such participant’s outstanding awards; or (ii) forfeiture by the participant of any gain realized on the vesting or exercise of awards, and repayment by the participant of any such gain promptly to us.
Right to Offset. The Company will have the right to offset against its obligation to deliver shares of common stock (or other property or cash) under our 2016 Omnibus Incentive Plan or any award agreement any outstanding amounts (including, without limitation, travel and entertainment, advance account balances, loans, repayment obligations under any awards, or amounts repayable to us under any tax equalization, housing, automobile or other employee programs) that the participant owes to us and any amounts that the Committee otherwise deems appropriate under any policy or agreement; provided, that such right to offset shall be subject to such limitations or reductions as necessary to comply with Section 409A of the Code.
U.S. Federal Income Tax Treatment of Plan Awards
The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the 2016 Omnibus Incentive Plan based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.
Non-Qualified Options. No taxable income is realized by a participant upon the grant of an option. Upon the exercise of a non-qualified option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock exercised over the aggregate option exercise price. Income and payroll taxes are required to be withheld by the participant's employer on the amount of ordinary income owed to the participant from the exercise of an option. The amount recognized as income by the participant is generally deductible by the participant's employer for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m) of the Code. The participant's tax basis in shares of common stock acquired by exercise of an option will be equal to the exercise price plus the amount taxable as ordinary income to the participant.
Upon a sale of the shares of common stock received by the participant upon exercise of the option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant's holding period for shares acquired upon the exercise of an option begins on the date of exercise of that option.
If the participant pays the exercise price in full or in part by using shares of previously acquired common stock, the exercise will not affect the tax treatment described above, and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to us and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income, and the holding period will commence on the exercise date.
Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an ISO; however, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. If shares of common stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then, upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain, and the Company will be allowed no deduction.
If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a "disqualifying disposition", and, generally, the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the option exercise price, and the Company will be entitled to deduct that amount.
Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us. If a participant pays the exercise price in full or in part with previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to us, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO. If this exercise is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of that common stock if the holding periods discussed above have not been met.
If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified option. Subject to some exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.
Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market value of any common stock received from the exercise. The participant's tax basis in the shares of common stock received on exercise of the SAR will be equal to the compensation income recognized with respect to the common stock. The participant's holding period for shares acquired after the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the participant's employer will generally be entitled to a deduction in the amount of the compensation income recognized by the participant, subject to the requirements of Section 162(m) of the Code, if applicable.
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Restricted stock that is subject to a substantial risk of forfeiture generally results in income recognition by the participant at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the restricted stock. However, if permitted by the Company, a recipient of restricted stock may make an election under Section 83(b) of the Code to instead be taxed on the excess of the fair market value of the shares granted, measured at the time of grant and determined without regard to any applicable risk of forfeiture or transfer restrictions, over the purchase price, if any, of such restricted stock. A participant who has been granted shares of Common Stock that are not subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of RSUs, performance awards or other stock based awards (other than restricted stock) will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement. In each of the foregoing cases, the Company will have a corresponding deduction at the same time the participant recognizes such income, subject to the requirements of Section 162(m) of the Code, if applicable.
Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2015. The closing price of the common stock on the Nasdaq on April 18, 2016 (the record date for the 2016 Annual Meeting) was $16.31 per share.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
Equity compensation plans approved by stockholders:
Employees and other participants stock options (1)	4,175,960	$ 11.51	342,507
Employee stock purchase plan	28,988	-	333,753
(1) Consists of 3,682,019 stock options with a weighted-average exercise price of $11.51, 79,940 shares of restricted stock and 414,001 restricted stock units.
Performance Based Compensation Under Section 162(m)
Approval by shareholders of the 2016 Omnibus Incentive Plan will also constitute approval by shareholders of the material terms of the permissible performance goals under which compensation may be paid for purposes of certain awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Under Section 162(m) of the Code, the Company may not deduct certain compensation over $1,000,000 in any year to the Chief Executive Officer or any of the three other most highly compensated executive officers of the Company, other than the Chief Financial Officer who are employed at the end of the year. This limitation does not apply to compensation that meets the requirements for “performance-based compensation” under Section 162(m) of the Code, and the material terms of the plan related to such compensation are approved by shareholders. For purposes of Section 162(m) of the Code, the materials terms include (1) the employees eligible to receive compensation, (2) a description of the business criteria on which performance goals are based, and (3) the maximum amount of compensation that can be paid to an employee during a specified period. Each of these aspects is discussed in the summary above.
Registration with the SEC
If the 2016 Omnibus Incentive Plan is approved by shareholders, the Company will file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to the shares of the Company's common stock to be registered pursuant to the 2016 Omnibus Incentive Plan as soon as reasonably practicable following shareholder approval.
Our Board of Directors recommends that you vote “FOR” approval of the 2016 Omnibus Incentive Plan.

23

MANAGEMENT
Executive Officers
The following table sets forth certain information regarding our executive officers as of December 31, 2015:

Name	Age	Position
Eric D. Major	46	President, Chief Executive Officer and Director
John P. Kostuik, M.D.(1)	78	Chief Medical Officer and Director
Gregory S. Cole	46	Chief Financial Officer

(1)	Member of the Compliance Committee.
Executive Officers:
Eric D. Major, 46, has served as President, Chief Executive Officer and a member of our Board of Directors since January 2004, and is a co-founder of the Company. Mr. Major previously co-founded and served as the President and Chief Executive Officer of American OsteoMedix Corp., or AOM, a minimally invasive spinal device company that was acquired by Interpore Cross International in 2001. Following the sale of AOM, Mr. Major served as President of the Minimally Invasive Division for Interpore Cross International (now a Zimmer/Biomet company) until 2002. Prior to co-founding AOM, Mr. Major served in several sales/marketing, strategic and product development capacities with various spinal companies including Acromed Spine Inc. (now a Johnson & Johnson company) and Synthes Spine, Inc.
Mr. Major has over 20 years of experience in the spine industry and was the 2010 recipient of the Entrepreneur of the Year Award for Emerging Technologies in the Greater Washington, D.C. region. Mr. Major is a member of the AdvaMed CEO Advisory Council and serves on the board of directors of the Medical Device Manufacturers Association. Mr. Major is also active in the local community, serving on the Loudon Small Business Development Center Board of Directors, as well as the Board of Trustees for the Westmoreland Davis Memorial Foundation, Inc., a local historic preservation organization. Mr. Major holds a B.S. from James Madison University and is a member of the JMU College of Business Executive Advisory Council.
John P. Kostuik, M.D., 78, is a co-founder of the Company and has served as Chief Medical Officer and a member of our Board of Directors since January 2004. In addition, he served as the Chairman of our Board of Directors from 2004 to 2009. Dr. Kostuik was a recognized leader in orthopedic surgery for over 40 years. From 1991 to 2003, he served as the Chief of Spine Surgery at Johns Hopkins School of Medicine and he is generally recognized as a leading teacher, surgeon and authority on spinal disorders. Dr. Kostuik is a founder, member and past president of the North American Spine Society. He is a past president of the Scoliosis Research Society and an Honorary Fellow of the Belgium and Japanese Orthopaedic Societies. Dr. Kostuik has published more than 150 scientific articles, lectured in 38 countries and taught 150 fellows from ten countries. Dr. Kostuik holds an undergraduate degree and an M.D. from Queen’s University in Kingston, Ontario, completed post-graduate surgical training at the University of Toronto and is a Fellow of the Royal College of Surgeons of Canada in Orthopedics.
Gregory S. Cole, 46, has served as our Chief Financial Officer since September 2008. From May 2008 to September 2008, Mr. Cole served as a financial consultant to start-up and development-stage companies in the medical device industry. From September 2006 to May 2008, he served as Senior Vice President and Corporate Treasurer of InPhonic, Inc. and later as Executive Vice President and Chief Financial Officer of Simplexity Inc., a privately-held eCommerce and MVNO solutions provider for the wireless industry. From 2001 to May 2005, Mr. Cole was the Vice President and Treasurer of XM Satellite Radio, Inc., a NASDAQ 500 provider of satellite delivered entertainment, media and sports content in the United States and Canada. Mr. Cole joined XM Satellite Radio, Inc. in 1998 and served in additional financial management positions with the company, including Interim Chief Financial Officer. Mr. Cole also served in various financial roles at USEC, Inc., a public provider of enriched uranium for use in nuclear power plants, and as an auditor with Coopers & Lybrand (now PwC). Mr. Cole holds a B.A. in Accounting from James Madison University and an M.B.A. in Finance from the Robert H. Smith School of Business at the University of Maryland, College Park.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth all compensation paid to or accrued by our principal executive officer and our other two most highly compensated persons serving as executive officers as of December 31, 2015 for services rendered for the years presented. We refer to these executives as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Bonus ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (4)	Total ($)
Eric D. Major President and Chief Executive Officer	2015 2014	480,000 466,800	492,660 896,294	543,365 300,742	22,501 -	362,139 488,553	16,466 5,923	1,916,491 2,158,312
Gregory S. Cole Chief Financial Officer	2015 2014	329,300 319,700	201,756 403,670	219,340 225,555	7,706	124,014 167,299	10,600 10,400	892,716 1,126,624
John P. Kostuik, M.D. Chief Medical Officer	2015 2014	406,550 394,700	124,338 -	137,586 101,457	9,513	153,107 206,547	- -	814,504 702,704

(1)
Amounts reported for fiscal 2015 and 2014 represent the aggregate grant date fair value of restricted stock and restricted stock units computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation, or Topic 718. The assumptions made in the valuation are found in Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)
Amount represents the aggregate grant date fair value of the option awards computed in accordance with Topic 718. The assumptions made in the valuation are found in Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Amounts reported reflect the discretionary portion of the annual cash incentive award.
(4)	Amounts reported reflect employer-paid 401(k) plan matching contributions. In addition, for Mr. Major, amount includes reimbursement for home-based broadband service subscription.
Annual Cash Incentive Compensation
Fiscal 2015
We offer our executive officers the opportunity to earn annual cash bonuses, which are intended to compensate them for achieving both short-term company-wide and individual performance goals. Our Compensation Committee establishes the performance goals and target bonuses of our executive officers on an annual basis. In early 2015, the Board of Directors established the corporate performance goals and weightings for 2015 described below. In the first quarter of 2016, upon the completion of our audited financial statements for fiscal 2015, the Board of Directors determined and paid the cash incentive awards earned by our named executive officers in fiscal 2015.
Each named executive officer’s target annual cash incentive award is typically expressed as a percentage of base salary and, for fiscal 2015, the named executive officers’ target bonus opportunities as a percentage of such executive’s base salary were as follows: Mr. Major, 100% of his 2015 base salary, Mr. Cole, 50% of his 2015 base salary and Dr. Kostuik, 50% of his 2015 base salary.
For fiscal 2015, annual incentive awards were based on achievement of a combination of revenue and Adjusted EBITDA goals, with Adjusted EBITDA calculated as set forth in our 2015 Form 10-K in Item 7 - Management's Discussion and Analysis of Results of Operations and Financial Condition-Non-GAAP Financial Measures. For fiscal 2015 annual cash incentive awards, revenue growth accounted for 80% of the total award opportunity and Adjusted EBITDA performance accounted for the remaining 20% of the total award opportunity.
The fiscal 2015 annual cash incentive awards for the named executive officers were determined by multiplying their respective target annual bonus amounts by the sum of (1) the revenue component achievement percentage (80% multiplied by the revenue payout percentage) and (2) the Adjusted EBITDA component achievement percentage (20% multiplied by the Adjusted EBITDA component payout percentage). The financial performance component payout percentages were determined by comparing our achievement to the revenue and Adjusted EBITDA targets based on the pre-established scales set forth in the following tables:

	Threshold	Target	Above- Target	Maximum
Adjusted EBITDA Performance Percentage of Target	80%	100%	120%	N/A
Adjusted EBITDA Payout Percentage	50%	100%	150%	N/A

	Threshold	Target	Above- Target	Maximum
Revenue Performance Percentage of Target	85%	100%	120%	N/A
Revenue Payout Percentage	50%	100%	150%	N/A

For performance percentages between the specified threshold, target and above-target levels, the resulting payout percentage adjusted on a linear basis. There are no maximum payout percentages established for performance percentages that exceed target.
The following table illustrates the calculation of the amounts for the annual cash incentive awards for each of our named executive officers in fiscal 2015 based on our financial performance results. Actual cash incentive awards earned for fiscal 2015 are reported under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. Based on the performance under the annual cash incentive formula, the Compensation Committee established the payout at 75.32% of the target opportunity.

	2015 Salary	Annual Incentive Target Percentage	Annual Incentive Target Amount	Achievement Factor	Non-Equity Incentive Plan Compensation Amount
Eric D. Major	$480,000	100%	$480,000	75.32%	$362,139
Gregory S. Cole	$329,300	50%	$164,650	75.32%	$124,014
John P. Kostuik, M.D.	$406,550	50%	$203,275	75.32%	$153,107
Notwithstanding the establishment of the performance components and the formula for determining the annual cash incentive award payment amounts, our Compensation Committee had the ability to exercise its discretion if, in the exercise of its business judgment, our Compensation Committee determined that a different amount is warranted under the circumstances. For the 2015 incentive, the Compensation Committee awarded an additional achievement factor of 4.68% to each of the named executive officers based on the Company's 2015 financial performance relative to its peer group.
Employment Agreements
We have entered into substantially similar employment agreements with each of Messrs. Major, and Cole and Dr. Kostuik that govern the terms of each such named executive officer’s employment. Each employment agreement was entered into effective as of August 12, 2010, and was subsequently amended in the first quarter of 2014. As amended, the employment agreements provide for an initial term of three years commencing in August 12, 2010, and will be automatically extended for successive one-year periods, unless one of the parties provides the other 30 days’ prior written notice before the expiration of any annual renewal term that the term will not be extended. The employment agreements are terminable by either party at any time, provided that the named executive officer must give notice a specified period of time prior to resignation.
Pursuant to their respective employment agreements, if Mr. Major’s, Mr. Cole’s or Dr. Kostuik’s employment terminates for any reason, the named executive officer is entitled to receive: (1) any unpaid base salary earned prior to the date of termination; (2) any other unpaid benefits earned and accrued prior to the date of termination and (3) reimbursement of any unreimbursed business expenses properly incurred by the executive prior to the termination of employment (the payments and benefits described in (1) through (3) being “accrued rights”).
If Mr. Major’s, Mr. Cole’s or Dr. Kostuik’s employment is terminated by us without “cause” (as defined in the employment agreements) (other than by reason of death or while he is disabled) or if the named executive officer resigns with “good reason” (as defined in the employment agreements), such executive is entitled to the accrued rights and, conditioned upon execution of a mutual general release:

•	a pro rata portion of any annual bonus that would have otherwise been payable to the executive (the “pro rata bonus”);

•	a lump-sum cash payment equal to 50% of the executive’s then-current base salary payable within 60 days after such termination; and

•
for a period of six months after termination of employment, continuing coverage under our group health plans at the same levels and costs at which the executive received benefits prior to the termination.

In the event of the named executive officer’s termination of employment due to death or disability, he will be entitled to the accrued rights and the pro rata bonus payment, which will be payable within 90 days of the executive’s separation from service.
Each of the employment agreements also contains restrictive covenants, including an indefinite covenant on confidentiality of information, and covenants related to non-competition and non-solicitation of our and any of our affiliates' employees and customers at all times during employment, and for two years after any termination of employment.
In addition, each of our named executive officers may be entitled to additional payments and benefits upon a “change of control” (as defined in the employment agreements). See “Potential Payments Upon Termination or Change of Control.”
Long-Term Equity Incentive Plan Awards
For fiscal 2015, the Compensation Committee determined to grant the named executive officers long-term incentive awards consisting of 50% in shares of restricted stock and 50% in stock options based on their grant date fair value. Beginning in 2015, the Compensation Committee decided to grant shares of restricted stock rather than restricted stock units to the named executive officers, in light of the more favorable tax treatment available for restricted stock pursuant to the transition period for newly public companies under Section 162(m) of the Code.
Restricted Stock Granted in 2015
In fiscal 2015, Mr. Major, Mr. Cole, and Dr. Kostuik were granted 21,000, 8,600 and 5,300 shares of restricted stock, respectively. The restricted stock will vest in three equal installments on each anniversary date of the grant date, subject to continued employment through the applicable vesting date.
Unvested restricted stock will be forfeited upon death or disability of the grantee or any termination of employment that is not in connection with a change in control. The named executive officers are entitled to receive any dividend equivalent payments on their restricted stock.
Options Granted in 2015
In fiscal 2015, Mr. Major, Mr. Cole and Dr. Kostuik were granted options to purchase 54,500, 22,000 and 13,800 shares of common stock, respectively, at an exercise price equal to the closing share price on the date of grant. The options vest ratably on each anniversary of the grant over a three-year period, subject to continued employment through the applicable vesting date. Unvested stock options will be forfeited upon death or disability of the grantee or any termination of employment that is not in connection with a change in control.
Outstanding Equity Awards at 2015 Fiscal Year End
The following table provides information regarding outstanding equity awards for our named executive officers as of December 31, 2015.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Eric D. Major	5/14/2009	144,290			5.73	5/13/2016
	2/27/2011	123,457		123,457	9.26	2/26/2021
	5/21/2013						61,728	(3)	1,218,511
	5/7/2014	16,461	32,922		15.00	5/6/2024
	5/7/2014						16,461	(4)	324,940
	7/1/2015		54,500		23.46	6/30/2025
	7/1/2015						21,000	(5)	492,660
Gregory S. Cole	2/27/2011	82,305		82,305	9.26	2/26/2021
	5/21/2013						20,576	(3)	406,170
	5/7/2014	12,346	24,691		15.00	5/6/2024
	5/7/2014						10,151	(4)	200,381
	7/1/2015		22,000		23.46	6/30/2025
	7/1/2015						8,600	(5)	201,756
John P. Kostuik, M.D.	2/27/2011	82,305		82,305	9.26	2/26/2021
	5/7/2014	11,522	5,762		15.00	5/6/2024
	7/1/2015		13,800		23.46	6/30/2025
	7/1/2015						5,300	(5)	124,338

(1)
Reflects options subject solely to time-based vesting restrictions. The time-vesting options granted to Mr. Major on May 14, 2009 vested in four equal installments on each anniversary of the January 1, 2009 vesting reference date. The options granted to Messrs. Major and Cole and Dr. Kostuik on February 27, 2011 subject solely to time-based vesting restrictions vested in four equal installments on each anniversary of the September 10, 2010 vesting reference date. The time-vesting options granted to Messrs. Major and Cole on May 7, 2014 vest ratably over a three-year period on each anniversary of the May 7, 2014 vesting reference date. One-third of the time-vesting options granted to Dr. Kostuik on May 7, 2014 vested immediately when awarded with the remaining time-vesting options to vest ratably as of the first and second anniversary of the May 7, 2014 vesting reference date. The time-vesting options granted to Messrs. Major and Cole and Dr. Kostuik on July 1, 2015 vest ratably over a three-year period on each anniversary of the July 1, 2015 vesting reference date.

(2)
Reflects the options granted to Messrs. Major and Cole and Dr. Kostuik on February 27, 2011 that are exit-vesting options subject to both time-based and performance-based vesting restrictions. The time-based vesting criteria for the exit-vesting options will be satisfied in four equal installments on each anniversary of the September 10, 2010 vesting reference date subject to continued employment with us through the applicable vesting dates. The exit-vesting options will fully vest if the time-based vesting criteria are satisfied and WCAS receives cash proceeds equal to an internal rate of return, or IRR, of at least 15% at the time of any deemed liquidation, public offering, distribution of marketable securities to its partners following a public offering or any sale by WCAS of 75% or more of its investment securities in the Company or any subsidiary of the Company, each, a “Performance Target Measurement Event.” As of December 31, 2015, WCAS has not yet achieved proceeds in excess of an IRR of 15%.

(3)
These restricted stock units were originally scheduled to vest upon the earlier to occur of the named executive officer’s death, disability or a change in control. In order to enhance executive retention, on April 21, 2014, the Board of Directors modified the vesting terms of the restricted stock units granted to Messrs. Major and Cole in fiscal 2015 to add time-vesting criteria. The modified vesting terms provide that the restricted stock units will vest in two equal installments on May 21, 2015 and 2016, subject to continued employment through the applicable vesting date. In addition, the restricted stock units will continue to vest on an accelerated basis upon death, disability or a change in control.

(4)
These restricted stock units will vest in three equal installments on each of the first, second and third anniversaries of the grant date subject to continued employment through the applicable vesting date. If the named executive officer’s employment is terminated due to death or disability, or in the event of a change in control, all unvested restricted stock units will become fully vested on an accelerated basis. Upon any other termination of employment that is not due to death or disability or in connection with a change in control, all unvested restricted stock units will be forfeited.

(5)	These shares of restricted stock will vest in three equal installments on each anniversary of the grant date, subject to continued employment through the applicable vesting date.
(6)	Market value of the restricted stock and restricted stock units is based upon the closing price of our common stock as reported on NASDAQ on December 31, 2015.
Retirement Plans
We have a qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Code. The plan covers all employees, including our named executive officers, who are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service and may contribute up to the lesser of $51,000 and 100% of their gross wages. We match 100% of the first 3% of pay that a participant contributes to the plan and we match 50% of the next 3% to 5% of a participant’s pay that the participant contributes to the plan. Our matching formula is applied on a payroll-to-payroll basis. On an annual basis, we will not make matching contributions in respect of more than 6% of a participant’s pay.
Potential Payments Upon Termination or Change of Control
In the event of a termination of employment due to death or “disability,” or in the event of a “change in control” (as such terms are defined in the restricted stock unit award agreement), certain restricted stock units granted to Messrs. Major and Cole will become fully vested.
In the event of death of a named executive officer, the named executive officer will receive benefits from third-party payors under our employer-paid premium life insurance and accidental death and dismemberment insurance plans. All of our employees are eligible for one times their regular annual eligible wages at death (up to $150,000) under these insurance plans.
In addition, under the employment agreements of each of Messrs. Major and Cole and Dr. Kostuik, upon a change of control, all unvested options will become fully vested and exercisable. In addition, if the executive is terminated for cause or terminates his employment for good reason at any time during the 12-month period following a change of control, he will be entitled to receive (1) a cash payment equal to 12 months of his annual salary and (2) six months of healthcare/insurance benefits at the level in effect immediately prior to the change of control.
Equity Compensation and Stock Purchase Plans
Prior to the IPO, we had two long-term equity incentive plans: the Amended and Restated K2M, Inc. 2006 Stock Option and Grant Plan and the K2M Group Holdings, Inc. 2010 Equity Award Plan. In connection with the IPO, we adopted the 2014 Amended and Restated Omnibus Incentive Plan. We refer to these plans, collectively, as the Equity Incentive Plans. The Equity Incentive Plans are administered by our Compensation Committee, which has the authority, among other powers, to select which covered individuals may receive awards under the Equity Incentive Plans, determine the type of award and the number of shares covered by an award, determine the terms and conditions applicable to an award, including vesting conditions, and generally adopt rules, guidelines and practices and make all other determinations it deems advisable for the administration of the Equity Incentive Plans. Pursuant to these long-term equity incentive plans we have provided long-term equity incentive compensation to our named executive officers in the form of stock options, restricted stock and restricted stock units.

Effective May 7, 2014, our Board of Directors adopted the 2014 Employee Stock Purchase Plan, which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Our ESPP generally permits participants to purchase shares of common stock through payroll deductions of no less than 1% and no more than 10% of their eligible compensation, which includes a participant's base straight time gross earnings, exclusive of payments for overtime, incentive compensation, commissions, incentive payments, premiums, bonuses, and other similar compensation.
As further discussed in “Proposal 2 - Approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan,” at the Annual Meeting shareholders are being asked to consider and approve a new long-term equity incentive plan, the 2016 Omnibus Incentive Plan. The 2016 Omnibus Incentive Plan, if approved by shareholders, will permit the Company to continue making equity-based and other incentive awards to its approximately employees, nine directors and consultants in a manner intended to properly incentivize such individuals by aligning their interest with the interests of the Company’s shareholders.
Director Compensation
All of our non-employee directors receive an annual cash retainer of $30,000. The additional annual cash retainer for serving as chairman of the Board of Directors is set at $20,000, the additional annual cash retainer for serving as the Audit Committee chair is $20,000, the additional annual cash retainer for serving as the Compensation Committee chair is $8,000 and the additional annual cash retainer for serving as the Compliance Committee chair is $8,000. All of our non-employee directors are also entitled to receive an additional $1,000 for each meeting attended in person and $500 for each meeting attended telephonically.
Director Compensation for Fiscal 2015
The following table sets forth information concerning the compensation of our directors (other than directors who are named executive officers) for fiscal 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Daniel A. Pelak(1)	—	10,322	104,685	—	115,007
Brett P. Brodnax	34,500	10,322	104,685	—	149,507
Carlos A. Ferrer(1)	—	10,322	104,685	—	115,007
Paul B. Queally(1)	—	10,322	104,685	—	115,007
Raymond A. Ranelli	55,000	10,322	104,685	—	170,007
Sean M. Traynor(1)	—	10,322	104,685	—	115,007
Michael A. Turpin	34,000	—	214,620	—	248,620

(1)
We pay compensation for the service of each non-employee director employed by or otherwise affiliated with one of our equity investors, to the equity investor or its affiliates, not to the individual non-employee director.

(2)
On July 1, 2015 we granted each of our non-employee directors (except Mr. Turpin) 440 shares of restricted stock at a fair value of $23.46 per share, which vest ratably over a three-year period on each anniversary date of award.

(3)
On June 16, 2015, we granted Mr. Turpin options to purchase 21,000 shares of common stock at an exercise price of $24.20, which vest ratably over a three-year period on each anniversary date of the award grant. On July 1, 2015, we granted each of our non-employee directors (except Mr. Turpin) options to purchase 10,500 shares of common stock at an exercise price of $23.46 per share, which vest ratably over a three-year period on each anniversary date of the award grant.

(4)
As of December 31, 2015, Mr. Pelak held 441,746 vested and unexercised options and 54,199 unvested options; Messrs. Brodnax, Ferrer, Queally and Traynor each held 4,801 vested and unexercised options and 20,103 unvested options; Mr. Ranelli held 16,323 vested and unexercised options and 20,003 unvested options and Mr. Turpin held no vested and unexercised options and 21,000 unvested options.

PRINCIPAL STOCKHOLDERS
We had 41,485,126 shares of common stock outstanding as of April 18, 2016, which were owned by 28 holders of record of our common stock.
The actual number of holders of common stock is greater than this number of record holders and includes stockholders who are beneficial owners, but whose shares are held in street name by brokers and nominees. The number of holders of record also does not include stockholders whose shares may be held in trust by other entities.
For further information regarding material transactions between us, our directors, our executive officers and our 5% and greater stockholders, see “Certain Relationships and Related Party Transactions.”
Beneficial ownership is determined under the SEC rules and regulations and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of equity securities shown as beneficially owned by the stockholder. Restricted stock units and shares of common stock subject to options that are currently exercisable or exercisable within 60 days from April 18, 2016, are considered outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, Virginia 20175.
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of our common stock, as of April 18, 2016.

Name of beneficial owner	Number	Percent
5% or Greater Stockholders
WCAS(1)	13,986,263	33.7%
T. Rowe Price Associates, Inc. (2)	2,401,960	5.8%
Directors and Executive Officers
Daniel A. Pelak (3)	464,035	1.1%
Eric D. Major (4)	970,108	2.3%
Dr. John P. Kostuik (5)	341,959	*
Gregory S. Cole (6)	141,898	*
Brett P. Brodnax (7)	37,045	*
Raymond A. Ranelli (8)	34,566	*
Paul B. Queally (9)	10,042	*
Sean M. Traynor (10)	10,042	*
Carlos A. Ferrer(11)	49,424	*
Michael Turpin (12)	7,000	*
All directors and executive officers as a group (10 persons)	2,066,119	4.8%
* Less than 1%

(1)
Includes (A) 13,727,751 shares of common stock held by Welsh Carson Anderson & Stowe XI, L.P., or WCAS XI, over which it has sole voting and investment power, (B) 11,239 shares of common stock held by WCAS Management Corporation, an affiliate of WCAS XI, over which WCAS Management Corporation has sole voting and investment power, (C) 201,011 shares of common stock held by WCAS Capital Partners IV, L.P., an affiliate of WCAS XI, over which it has sole voting and investment power and (D) an aggregate of 46,262 shares of common stock held by WCAS XI Co-Investors LLC. Voting and investment decisions over the shares held by WCAS XI and WCAS Capital Partners IV, L.P. are made by the managing members of WCAS XI Associates LLC and WCAS CP IV Associates LLC, their respective general partners. Messrs. Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Anthony J. De Nicola, Paul B. Queally, Michael Donovan, Anthony Ecock, Eric J. Lee, D. Scott Mackesy, Jonathan M. Rather, Brian Regan, Thomas A. Scully, Christopher Solomon, Sanjay Swani and Sean M. Traynor are managing members of WCAS XI Associates LLC and WCAS CP IV Associates LLC. Robert A. Minicucci is also a managing member of WCAS CP IV Associates LLC. Additionally, Ed Sobol is a managing member of WCAS XI. These individuals may be deemed to beneficially own the shares that are, or are deemed to be, beneficially owned by WCAS Capital Partners IV, L.P. and, except for Robert A. Minicucci, WCAS XI. Such persons disclaim beneficial ownership of such shares. Voting and investment decisions over the shares held by WCAS Management Corporation are made by its board of directors. The board of directors of WCAS Management Corporation consists of Messrs. Sean M. Traynor, Anthony J. de Nicola, Paul B. Queally, D. Scott Mackesy, Sanjay Swani and Jonathan M. Rather. These individuals may be deemed to beneficially own the shares that are, or are deemed to be, beneficially owned by WCAS Management Corporation. Such persons disclaim beneficial ownership of such shares. The address for each of WCAS XI, WCAS Capital Partners IV, L.P. and WCAS Management Corporation is 320 Park Avenue, Suite 2500, New York, New York 10022.

(2)	Includes 2,401,960 shares of common stock directly held by T. Rowe Price Associates, Inc. The address for T. Rowe Price Associates, Inc. is 100 E Pratt Street, Baltimore, Maryland 21202.
(3)
Includes 463,595 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Pelak. Mr. Pelak has sole voting power, but no dispositive power with respect to such restricted stock.  Mr. Pelak is a Senior Industry Executive affiliated with WCAS. The address for Mr. Pelak is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue, Suite 2500, New York, NY 10022.

(4)
Includes 326,995 shares of common stock underlying stock options and RSUs exercisable within 60 days of April 18, 2016 and 21,000 shares of restricted stock held by Mr. Major. Mr. Major has sole voting power, but no dispositive power with respect to such restricted stock.  Also includes 391,758 shares of common stock held by Major Parkwood LLC, an entity over which Mr. Major and his wife share voting and investment power, and 147,448 shares of common stock held by family trusts for which Mr. Major’s wife is a trustee.

(5)
Includes 99,588 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 5,300 shares of restricted stock held by Dr. Kostuik. Mr. Kostuik has sole voting power, but no dispositive power with respect to such restricted stock.

(6)
Includes 132,647 shares of common stock underlying stock options and RSUs exercisable within 60 days of April 18, 2016 and 8,600 shares of restricted stock held by Mr. Cole. Mr. Cole has sole voting power, but no dispositive power with respect to such restricted stock.

(7)
Includes 9,602 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Brodnax. Mr. Brodnax has sole voting power, but no dispositive power with respect to such restricted stock.

(8)
Includes 21,124 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Ranelli. Mr. Ranelli has sole voting power, but no dispositive power with respect to such restricted stock.  Also includes 13,003 shares of common stock held by a family trust in which Mr. Ranelli’s wife is the trustee.

(9)
Includes 9,602 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Queally. Mr. Queally has sole voting power, but no dispositive power with respect to such restricted stock. Mr. Queally is a general partner and Co-President at WCAS. The address for Mr. Queally is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue, Suite 2500, New York, NY 10022.

(10)
Includes 9,602 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Traynor. Mr. Traynor has sole voting power, but no dispositive power with respect to such restricted stock.Mr. Traynor is a general partner at WCAS. The address for Mr. Traynor is c/o Welsh, Carson, Anderson & Stowe, 320 Park Avenue, Suite 2500, New York, NY 10022.

(11)
Includes 9,602 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 and 440 shares of restricted stock held by Mr. Ferrer. Mr. Ferrer has sole voting power, but no dispositive power with respect to such restricted stock. Mr. Ferrer is a manager of FFC GP III, LLC. FFC and its affiliates, including FFC Partner III-B and FFC Executive Partners III-B own approximately 1.6 million shares of our common stock. The address for Mr. Ferrer is c/o 10 Glenville Street, Greenwich, Connecticut 06831.

(12)	Includes 7,000 shares of common stock underlying stock options exercisable within 60 days of April 18, 2016 held by Mr. Turpin.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Registration Rights Agreement
Pursuant to a registration rights agreement, we granted WCAS the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act covering resales of our common stock held by them and other stockholders party to that agreement or to piggyback on such registration statements in certain circumstances. As of April 18, 2016, these shares represent approximately 33.1% of our outstanding common stock. These shares also may be sold under Rule 144 under the Securities Act, depending on their holding period and subject to restrictions in the case of shares held by persons deemed to be our affiliates. The registration rights agreement also requires us to indemnify certain of our stockholders and their affiliates in connection with any registrations of our securities.
Other
Mr. Lane Major, our Chief Strategy Officer, is the brother of our President and Chief Executive Officer. Total cash payments made by the Company to Mr. Lane Major, including salary, bonus, and tuition reimbursement for the year ended December 31, 2015 were $557,389. He also received grants of 19,000 non-qualified stock options with a fair value of $9.97 per share and 7,400 shares of restricted stock with a fair value of $23.46 per share as of the date of their award in 2015.
Related Persons Transaction Policy
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on NASDAQ. Under the policy:

•
any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the Board of Directors or the Audit Committee of the Board of Directors, provided that a majority of the members of the Board of Directors or such committee, respectively, are disinterested; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•
management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
management must advise the approving body as to whether the related person transaction complies with the terms of our agreements, including the agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•
management must advise the approving body as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

•	management must advise the approving body as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.
 In addition, the related person transaction policy provides that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, NASDAQ and the Code.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10 percent of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who failed to file, on a timely basis, reports required by Section 16(a), during the most recent fiscal year. Based on our review of forms we received or written representations from reporting persons stating that they were not required to file these forms, we believe that all Section 16(a) filing requirements applicable to our Directors and executive officers during 2015 were satisfied, except that one Form 3 and one Form 4 related to the initial statement of beneficial ownership and stock option grant transaction, respectively, were filed late on behalf of Director Michael Turpin.
Stockholder Communications With Our Board of Directors
Stockholders wishing to communicate with our Board of Directors or with the independent members of our Board of Directors as a group may do so by writing to the Board of Directors or to its independent members as a group, and mailing the correspondence to our Senior Vice President, General Counsel & Secretary at K2M Group Holdings, Inc., 600 Hope Parkway SE, Leesburg, VA 20175. Please indicate on the envelope that the correspondence contains a stockholder communication. Our Legal Department will review all incoming stockholder communications and such stockholder communications will be forwarded to the Board of Directors or its independent members, as specified.
Availability of Annual Report
A copy of our 2015 Annual Report on Form 10-K for the year ended December 31, 2015 and our proxy statement, each as filed with the SEC, is available, without charge, by mailing a request to the following address:

K2M Group Holdings, Inc.
Attention: Senior Vice President, General Counsel & Secretary
600 Hope Parkway SE
Leesburg, VA 20175

The Annual Report on Form 10-K and proxy statement are also available under the “Investor Relations” section on our website at http://investors.k2m.com.
Other Business
The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting and described in this proxy statement. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the best judgment of the persons voting such proxies.

*                *                *

ANNEX A
K2M GROUP HOLDINGS, INC.
2016 OMNIBUS INCENTIVE PLAN
1.Purpose. The purpose of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2.Definitions. The following definitions shall be applicable throughout the Plan.

(a)“2018 Meeting Date” means the first annual meeting of the stockholders of the Company in calendar year 2018.

(b)“Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.

(c)“Adjustment Event” has the meaning given such term in Section 12(a) of the Plan.

(d)“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(e)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, Other Cash-Based Award or Performance Compensation Award granted under the Plan.

(f)“Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

(g)“Board” means the Board of Directors of the Company.

(h)“Cause” means, as to any Participant, unless the applicable Award agreement states otherwise, (i) “Cause”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination, or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any Affiliate; (C) conviction of, or plea of guilty or no contest to, (I) any felony, or (II) any other crime that results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any Affiliate; (D) material violation of the written policies of the Service Recipient, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any Affiliate; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(i) “Change in Control” means:

(i)the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 40% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in

Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii)during any period of twenty four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii)the sale, transfer or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

(j)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k)“Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(l)“Common Stock” means the common stock of the Company, par value $0.001 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m)“Company” means K2M Group Holdings, Inc., a Delaware corporation, and any successor thereto.

(n)“Company Group” means, collectively, the Company and its Subsidiaries.

(o)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p)“Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(q)“Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(r)“Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or designee) in its sole and absolute discretion.

(s)“Effective Date” means _________, 2016.

(t)“Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(v)“Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(w)“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock reported on the NASDAQ Stock Market or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a share of Common Stock on the most recent date on which shares of Common Stock were publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

(x)“GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(y)“Immediate Family Members” has the meaning given such term in Section 14(b) of the Plan.

(z)“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(aa)“Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(ab) “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of an Other Cash-Based Award that is designated as a Performance Compensation Award consistent with Section 162(m) of the Code.

(ac)“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ad)“Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(ae) “Option” means an Award granted under Section 7 of the Plan.

(af)“Option Period” has the meaning given to such term in Section 7(c) of the Plan.

(ag)“Other Cash-Based Award” means an Award that is not a Stock Appreciation Right or Restricted Stock Unit granted under Section 10 of the Plan that is denominated and/or payable in cash.

(ah)“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Compensation Award, that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

(ai)“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(aj)“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ak)“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(al)“Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(am)“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(an)“Performance Period” means the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ao)“Permitted Transferee” has the meaning given to such term in Section 14(b) of the Plan.

(ap)“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(aq)“Plan” means this K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(ar)“Prior Plan” means the K2M Group Holdings, Inc. 2014 Omnibus Incentive Plan.

(as)“Qualifying Director” means a person who is (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and (ii) with respect to actions intended to obtain the exception for performance-based compensation under Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code.

(at)“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(au)“Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(av)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(aw)“SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(ax)“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ay)“Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(az)“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ba)“Strike Price” has the meaning given to such term in Section 8(b) of the Plan.

(bb)“Subsidiary” means, with respect to any specified Person:

(i)any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(bc)“Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.

(bd)“Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(be)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death).

3.Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.Administration.

(a)The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act or to qualify as performance-based compensation under Section 162(m) of the Code, as applicable, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons (i) who are Non-Employee Directors, (ii) who are subject to Section 16 of the Exchange Act, or (iii) who are, or could reasonably be expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f)Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.Grant of Awards; Shares Subject to the Plan; Limitations.

(a)The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b)Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock plus, from and after the 2018 Meeting Date, (i) the number of shares of Common Stock underlying any award granted under the Prior Plan that expires, terminates or is canceled or forfeited or otherwise results in the ability to return shares to the plan reserve under the terms of the Prior Plan and (ii) the number of shares of Common Stock available for awards under the Prior Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 500,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 500,000 shares of Common Stock may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share-denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $750,000 in total value (and in the case of the chairman of the Board, shall not exceed $2,000,000 in total value) (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $5,000,000.

(c)Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the Participant of the full number of shares of Common Stock to which the Award related, the unissued shares will again be available for grant under the Plan. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (i) the applicable shares are withheld or surrendered following the termination of the Plan, or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then applicable rules of the national securities exchange on which the Common Stock is listed.

(d)Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6.Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.Options.

(a)General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c)Vesting and Expiration.

(i)Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Option at any time and for any reason.

(ii)Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.

(d)Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.

(e)Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.Stock Appreciation Rights.

(a)General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)Vesting and Expiration.

(i)A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason.

(ii)SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(d)Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f)Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided, that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option; (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options; and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options.

9.Restricted Stock and Restricted Stock Units.

(a)General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.
(c)Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.

(d)Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i)Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e)Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE K2M Group Holdings, Inc. 2016 Omnibus INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN K2M Group Holdings, Inc. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF K2M Group Holdings, Inc.
10.Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based
Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(a) of the Plan.

11.Performance Compensation Awards.

(a)General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b)Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with GAAP or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d)Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (vii)

foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company’s fiscal year.

(e)Payment of Performance Compensation Awards.

(i)Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)Limitation. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (A) the Performance Goals for such period are achieved, and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, if such Performance Compensation Award is an Other Cash-Based Award, the Committee may reduce or eliminate the amount of such Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee; or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

12.Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a)General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

(b)Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i)substitution or assumption of Awards, acceleration of the vesting of, exercisability of, lapse of restrictions on, or termination of, Awards, or establishment of a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards subject to exercise prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event);

(ii)cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); and

(iii)subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, conversion or replacement of any Award that is not vested as of the occurrence of such event into or with the right to receive a payment, based on the value of the Award (as determined consistent with clause (ii) above), which is subject to continued vesting on the same basis as the vesting requirements applicable to such converted or replaced Award.

Payments to holders pursuant to clauses (ii) or (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).
(c)Other Requirements. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d)Fractional Shares. Any adjustment provided under this Section 12 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e)Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 12 shall be conclusive and binding for all purposes.

13.Amendments and Termination.

(a)Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) of the Plan without stockholder approval.

(b)Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(c)No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14.General.

(a)Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)Nontransferability.

(i)Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d)Tax Withholding.

(i)A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii)Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii)The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant s relevant tax jurisdictions).

(e)Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f)No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(g)International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(h)Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(i)Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j)No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(k)Government and Other Regulations.

(i)The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable

Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, or the underlying shares in respect thereof.

(l)No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(m)Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n)Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(o)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(p)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(q)Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(r)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER

(s)Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t)Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u)Section 409A of the Code.

(i)Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii)Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(v)Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(w)Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i)cancellation of any or all of such Participant’s outstanding Awards; or

(ii)forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and to repay any such gain to promptly to the Company.

(x)Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(y)Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

K2M GROUP HOLDINGS, INC. 600 HOPE PARKWAY SE LEESBURG, VA 20175	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E09907-P75637	KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

K2M GROUP HOLDINGS, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends that you vote FOR each of the nominees listed in Proposal 1 and FOR Proposal 2	☐	☐	☐	____________________________________
1. Election of Class II Directors
Nominees:
1) Brett Brodnax
2) Dr. John Kostuik
3) Sean Traynor					For	Against	Abstain
2. The approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan.					☐	☐	☐
Shareholders may also be asked to consider conducting any other business properly brought before the meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

______________________________________________________________				_________________________________
Signature [PLEASE SIGN WITHIN BOX] Date				Signatures (Joint Owners) Date

Directions to the 2016 Stockholder Meeting of K2M Group Holdings, Inc.
Please email our Investor Relations department at ir@k2m.com for directions to the Company's 2016 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be held on June 14, 2016:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
E09908-P75637

K2M GROUP HOLDINGS, INC.
Annual Meeting of Stockholders
June 14, 2016 8:00 A.M.
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Luke Miller and Gregory S. Cole, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2016 Annual Meeting of Stockholders of K2M GROUP HOLDINGS, INC. to be held on June 14, 2016, at 8:00 A.M. Eastern Daylight Time, at Lansdowne Resort located at 44050 Woodridge Parkway, Leesburg, VA 20176, and at any adjournment or postponement thereof, and to vote as specified on this proxy all shares of common stock of the Company held of record by the signer(s) at the close of business on April 18, 2016 on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and at any adjournments or postponements thereof.
This proxy, when properly executed, will be voted in the manner directed on the reverse side. If this proxy is signed but no such direction is made, this proxy will be voted (1) FOR the election of the nominees to the Board of Directors; and (2) FOR the approval of the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan. This proxy will be voted on any other matters as may properly come before the meeting in accordance with the discretion of the named proxies and agents.

Continued and to be signed on reverse side